EXHIBIT 99.2 Earnings Webcast & Conference Call First Quarter Fiscal Year 2019 © 2018 | ‹#›

Forward-Looking Statements This presentation and other written or oral statements made from time to time by representatives of BroadridgeFinancial Solutions, Inc. ("Broadridge" or the "Company") may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2019 Guidance” section are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2018 (the “2018 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by reference to the factors discussed in the 2018 Annual Report. These risks include: the success of Broadridgein retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; a material security breach or cybersecurity attack affecting the information of Broadridge's clients; changes in laws and regulations affecting Broadridge’s clients or the services provided by Broadridge; declines in participation and activity in the securities markets; the failure of Broadridge's key service providers to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridgedisclaims any obligation to update or revise forward- looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law. Use of Material Contained Herein The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility. Broadridge assumes no duty to update or revise the information contained in this presentation. Revenue Accounting Change Effective July 1, 2018, Broadridgeadopted Accounting Standards Update No. 2014-09 “Revenue from Contracts with Customers” and its related amendments (the “revenue accounting change”). Results for reporting periods beginning July 1, 2018 reflect the revenue accounting change while prior period amounts have not been adjusted and continue to be reported in accordance with historical accounting guidelines. For additional information related to this change please refer to the appendix of this presentation and information expected to be filed in Broadridge’s Quarterly Report on Form 10-Q for the first quarter of fiscal year 2019. 2018 | 2

Use of Non-GAAP Financial Measures Explanation and Reconciliation of the Company’s Use of Non-GAAP Financial Measures The Company’s results in this presentation are presented in accordance with U.S. generally accepted accounting principles ("GAAP") except where otherwise noted. In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP measures are Adjusted Operating income, Adjusted Operating income margin, Adjusted Net earnings, Adjusted earnings per share, and Free cash flow. These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company’s reported results. The Company believes its Non-GAAP financial measures help investors understand how management plans, measures and evaluates the Company’s business performance. Management believes that Non-GAAP measures provide consistency in its financial reporting and facilitates investors’ understanding of the Company’s operating results and trends by providing an additional basis for comparison. Management uses these Non-GAAP financial measures to, among other things, evaluate the Company's ongoing operations, for internal planning and forecasting purposes and in the calculation of performance-based compensation. In addition, and as a consequence of the importance of these Non-GAAP financial measures in managing its business, the Company’s Compensation Committee of the Board of Directors incorporates Non-GAAP financial measures in the evaluation process for determining management compensation. Adjusted Operating Income, Adjusted Operating Income Margin, Adjusted Net Earnings and Adjusted Earnings per Share These Non-GAAP measures reflect Operating income, Operating income margin, Net earnings, and Diluted earnings per share, as adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of ourongoing operating performance. These adjusted measures exclude the impact of: (i) Amortization of Acquired Intangibles and Purchased Intellectual Property, and (ii) Acquisition and Integration Costs. Amortization of Acquired Intangibles and Purchased Intellectual Property represents non-cash amortization expenses associated with the Company's acquisition activities. Acquisition and Integration Costs represent certain transaction and integration costs associated with the Company’s acquisition activities. The Company excludes Amortization of Acquired Intangibles and Purchased Intellectual Property as well as Acquisition and Integration Costs from our earnings measures because excluding such information provides us with an understanding of the results from the primary operations of our business and these items do not reflect ordinary operations or earnings. Management believes these adjusted measures may be useful to an investor in evaluating the underlying operating performance of our business. Free Cash Flow In addition to the Non-GAAP financial measures discussed above, we provide Free cash flow information because we consider Free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated that could be used for dividends, share repurchases, strategic acquisitions, other investments, as well as debt servicing. Free cash flow is a Non-GAAP financial measure and is defined by the Company as Net cash flows provided by (used in) operating activities less Capital expenditures as well as Software purchases and capitalized internal use software. Reconciliations of such Non-GAAP measures to the most directly comparable financial measures presented in accordance with GAAP can be found in the tables that are part of this presentation. 2018 | 3

Highlights ⦁ Solid first quarter 2019 financial results • Recurring fee revenues rose 5% • Event-driven revenues up 30% to $77 million • Strong Operating Income growth ⦁ Operating Income up 17% to $100 million ⦁ Adjusted Operating income up 15% to $123 million • Diluted EPS growth of 52% and Adjusted EPS growth of 46% ⦁ Lower corporate tax rate and higher excess tax benefits contributed to EPS growth ⦁ Continued strong momentum • Recent UBS Wealth win a significant milestone in executing on Wealth Management strategy ⦁ Reaffirming fiscal year 2019 financial guidance 2018 | 4

UBS Joining Broadridge Wealth Platform ⦁ Signing UBS as anchor client represents a major milestone in creating a Wealth Management franchise • Broadridge Wealth Platform will provide next-gen mission critical infrastructure to wealth managers • Broadridge's platform will bring together capabilities across the front-, middle-, and back-office into a single platform • Open platform will enable connectivity to UBS and third party applications ⦁ Selection of Broadridge is a powerful endorsement of Broadridge's ability to deliver enterprise-scale solutions ⦁ Important step in building a long-term growth engine for Broadridge "Broadridge is the right partner and the only Fintech leader with the proven technology, scale and experience to deliver such a transformational solution" - Tom Naratil, Co-President, UBS Global Wealth Management 2018 | 5

Business Update ⦁ Closed sales of $18 million in first quarter •UBS deal expected to contribute meaningfully to FY2019 Closed sales ⦁ ICS Recurring fee revenues up 4% • Recurring fee revenue growth of 14% excluding Customer Communications driven by strong growth in mutual fund interims • Event-driven revenues up 30% • Customer Communications down 4% as expected ⦁ Continued strong performance in GTO • Recurring fee revenues up 6% • Client on-boardings and impact from higher trading volumes biggest drivers of growth ⦁ Regulatory discussions remain an opportunity to demonstrate Broadridge's value 2018 | 6

First Quarter 2019 Revenue Growth Drivers ▪ First Quarter 2019 Total revenues grew 5% to $973 million +2% +1% +3% +5% 0% $973M $925M ▪ First Quarter 2019 Recurring fee revenues grew 5% to $575 million Organic Growth: 4% +7% 0% +1% +5% -3% -1% $575M $548M Note: Amounts may not sum due to rounding 2018 | 7

First Quarter 2019 GAAP and Adjusted Operating Income and Adjusted EPS $ in millions, except per share amounts Year-over-Year Change in Operating Income Year-over-Year Change in EPS and and Adjusted Operating Income Adjusted EPS +46% +15% +17% +52% 2018 | 8

Segment Results ($ in millions) Investor Communication Solutions ("ICS") 1Q 2018 1Q 2019 Change Recurring fee revenues $333 $347 4% Event-driven fee revenues 59 77 30% Distribution revenues 334 341 2% Total revenues $726 $766 5% Earnings before income taxes $46 $59 29% Pre-tax margins 6.3% 7.7% Global Technology and Operations ("GTO") 1Q 2018 1Q 2019 Change Total revenues $215 $228 6% Earnings before income taxes $45 $46 3% Pre-tax margins 20.9% 20.4% Note: Amounts may not sum due to rounding 2018 | 9

Capital Allocation and Summary Balance Sheet $ in millions Select Uses of Cash in Summary Balance Sheet First Quarter 2019 as of September 30, 2018 Assets Cash and cash equivalents $ 205 Other assets 3,177 Total assets $ 3,382 Liabilities and Stockholders' Equity Total debt outstanding $ 1,144 Other liabilities 1,004 Total liabilities $ 2,148 Total stockholders' equity $ 1,234 Note: Amounts may not sum due to rounding 2018 | 10

Fiscal Year 2019 Guidance - Reaffirmed Recurring fee revenue growth 5 - 7% Total revenue growth 3 - 5% Operating income margin - GAAP ~14.5% Adjusted Operating income margin - Non-GAAP ~16.5% Diluted earnings per share growth 12 - 16% Adjusted earnings per share growth - Non-GAAP 9 - 13% Free cash flow - Non-GAAP $565 - $615M Closed sales $185 - $225M Note: Fiscal year 2019 guidance includes $25 million of excess tax benefits related to stock-based compensation, down from $41 million in fiscal year 2018. 2018 | 11

"The Best is Yet to Come" ⦁ Broadridge has the right strategy, products and investment focus to deliver value to clients today and well into the future ⦁ Deep and experienced leadership team, led by Tim Gokey, with proven track record of execution ⦁ Strong culture, built on service-profit chain, that puts clients first ⦁ Broadridge's success has been built on the hard work and dedication of its more than 10,000 associates ⦁ Thank you 2018 | 12

Appendix 2018 | 13

Tax Act & ETB Impact 2018 2019 2018 2019 FY 1Q 1Q FY $ in millions Outlook Earnings before income taxes $74.3 $89.3 $561.0 Provision for income taxes (Excluding ETB and non- recurring gains & charges) $26.0 $19.6 $158.6 Net Tax Charges — — 15.4 — Excess Tax Benefits "ETB" (1.5) (7.0) (40.9) ~(25) Provision for income taxes (GAAP) $24.4 $12.6 $133.1 Tax Rates Tax Rate (Ex- ETB & non-recurring gains & charges) 34.9% 21.9% 28.3% ~24% Tax Rate (Ex- ETB) 34.9% 21.9% 31.0% ~24% Tax Rate (GAAP) 32.8% 14.1% 23.7% ~20% EPS Growth Diluted EPS 50% 52% 32% Diluted EPS (Ex- ETB) 43% 45% 19% Adjusted EPS 50% 46% 34% Adjusted EPS (Ex- ETB) 44% 40% 23% Note: Amounts may not sum due to rounding 2018 | 14

Pro Forma Accounting Change Impact to FY 2018 Total Revenues 2018 $ in millions Q1 Q2 Q3 Q4 FY Revenues As Reported Recurring Fee Revenues $ 547.8 $ 562.4 $ 638.6 $ 861.5 $ 2,610.4 Event-Driven Fee Revenues 59.3 97.3 66.5 60.7 283.9 Distribution Revenues 334.2 370.4 385.4 422.9 1,512.9 FX (16.5) (17.4) (18.6) (24.8) (77.3) Total Revenues $ 924.8 $ 1,012.8 $ 1,071.9 $ 1,320.4 $ 4,329.9 Revenue Adjustments from Revenue Accounting Change Recurring Fee Revenues $ (3.3) $ 3.5 $ 97.8 $ (97.5) $ 0.4 Event-Driven Fee Revenues 43.9 (47.3) 2.1 (1.0) (2.2) Distribution Revenues 18.5 (21.4) 36.4 (24.0) 9.6 FX — — — — — Total Revenues $ 59.1 $ (65.2) $ 136.3 $ (122.5) $ 7.7 Revenues (As Adjusted) Recurring Fee Revenues $ 544.5 $ 565.9 $ 736.4 $ 764.0 $ 2,610.8 Event-Driven Fee Revenues 103.2 50.0 68.6 59.7 281.6 Distribution Revenues 352.8 349.0 421.8 399.0 1,522.5 FX (16.5) (17.4) (18.6) (24.8) (77.3) Total Revenues $ 983.9 $ 947.6 $ 1,208.2 $ 1,197.9 $ 4,337.6 Note: Amounts may not sum due to rounding 2018 | 15

Pro Forma Accounting Change Impact to FY 2018 Recurring Revenues 2018 $ in millions Q1 Q2 Q3 Q4 FY Recurring Fee Revenues As Reported ICS $ 332.9 $ 334.4 $ 403.5 $ 628.0 $ 1,698.9 GTO 214.9 228.0 235.2 233.5 911.6 Total Recurring Fee Revenues $ 547.8 $ 562.4 $ 638.6 $ 861.5 $ 2,610.4 % of FY Recurring Fee Revenue 21.0% 21.5% 24.5% 33.0% 100.0% Recurring Fee Revenue Adjustments from Revenue Accounting Change ICS $ (1.1) $ 3.1 $ 96.9 $ (97.7) $ 1.3 GTO (2.3) 0.4 0.8 0.2 (0.9) Total Recurring Fee Revenues $ (3.3) $ 3.5 $ 97.8 $ (97.5) $ 0.4 Recurring Fee Revenues (As Adjusted) ICS $ 331.8 $ 337.5 $ 500.4 $ 530.4 $ 1,700.1 GTO 212.6 228.4 236.0 233.7 910.7 Total Recurring Fee Revenues $ 544.5 $ 565.9 $ 736.4 $ 764.0 $ 2,610.8 % of FY Recurring Fee Revenue 20.9% 21.7% 28.2% 29.3% 100.0% Note: Amounts may not sum due to rounding 2018 | 16

Supplemental Reporting Detail - Product Line Reporting[1]

$ in millions	Q1FY18	Q2FY18	Q3FY18	Q4FY18	FY 2018	Q1FY19
Investor Communication Solutions ("ICS")						
Equity proxy	$ 30.0	$ 33.6	$ 45.1	$ 298.1	$ 406.8	$ 31.0
Mutual fund & ETF interims	49.2	46.9	67.0	58.3	221.4	57.8
Customer communications & fulfillment	181.5	187.3	210.7	180.6	760.1	174.9
Other ICS	72.2	66.5	80.7	91.1	310.6	83.8
Total ICS recurring fee revenues	**$ 332.9**	**$ 334.4**	**$ 403.5**	**$ 628.0**	**$ 1,698.9**	**$ 347.4**
Equity & other	$ 30.8	$ 28.8	$ 39.9	$ 34.9	$ 134.4	$ 24.1
Mutual funds	28.5	68.6	26.6	25.8	149.4	52.8
Total Event-driven fee revenues	**$ 59.3**	**$ 97.3**	**$ 66.5**	**$ 60.7**	**$ 283.9**	**$ 76.9**
Distribution	334.2	370.4	385.4	422.9	1,512.9	341.4
Total ICS revenues	**$ 726.4**	**$ 802.2**	**$ 855.3**	**$ 1,111.7**	**$ 3,495.6**	**$ 765.8**
Global Technology & Operations ("GTO")						
Equities & other	$ 179.0	$ 189.4	$ 195.9	$ 193.0	$ 757.2	$ 187.1
Fixed income	35.9	38.5	39.3	40.5	154.3	40.6
Total GTO recurring fee revenues	**$ 214.9**	**$ 228.0**	**$ 235.2**	**$ 233.5**	**$ 911.6**	**$ 227.7**
Foreign currency exchange	(16.5)	(17.4)	(18.6)	(24.8)	(77.3)	(20.7)
Total revenues	**$ 924.8**	**$ 1,012.8**	**$ 1,071.9**	**$ 1,320.4**	**$ 4,329.9**	**$ 972.8**
Revenues by Type						
Recurring fee revenues	$ 547.8	$ 562.4	$ 638.6	$ 861.5	$ 2,610.4	$ 575.2
Event-driven fee revenues	59.3	97.3	66.5	60.7	283.9	76.9
Distribution revenues	334.2	370.4	385.4	422.9	1,512.9	341.4
Foreign currency exchange	(16.5)	(17.4)	(18.6)	(24.8)	(77.3)	(20.7)
Total revenues	**$ 924.8**	**$ 1,012.8**	**$ 1,071.9**	**$ 1,320.4**	**$ 4,329.9**	**$ 972.8**

[1] Fiscal 2018 results have not been restated for the revenue accounting change.

Broadridge

Note: Amounts may not sum due to rounding

2018 | 17

Reconciliation of GAAP to Non-GAAP Measures (Unaudited - Note: Amounts may not sum due to rounding) $ in millions, except per share amounts Three Months Ended September 30, 2018 2017 Operating income (GAAP) $ 100.1 $ 85.2 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 21.9 19.4 Acquisition and Integration Costs 0.9 2.0 Adjusted Operating income (Non-GAAP) $ 122.9 $ 106.7 Operating income margin (GAAP) 10.3% 9.2% Adjusted Operating income margin (Non-GAAP) 12.6% 11.5% Three Months Ended September 30, 2018 2017 Net earnings (GAAP) $ 76.7 $ 49.9 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 21.9 19.4 Acquisition and Integration Costs 0.9 2.0 Taxable adjustments 22.8 21.4 Tax impact of adjustments (a) (5.0) (7.0) Adjusted Net earnings (Non-GAAP) $ 94.5 $ 64.3 (a) Calculated using the GAAP effective tax rate, adjusted to exclude $7.0 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. 2018 | 18

Reconciliation of GAAP to Non-GAAP Measures (Unaudited - Note: Amounts may not sum due to rounding) Three Months Ended September 30, 2018 2017 Diluted earnings per share (GAAP) $ 0.64 $ 0.42 Adjustments: Amortization of Acquired Intangibles and Purchased Intellectual Property 0.18 0.16 Acquisition and Integration Costs 0.01 0.02 Taxable adjustments 0.19 0.18 Tax impact of adjustments (a) (0.04) (0.06) Adjusted earnings per share (Non-GAAP) $ 0.79 $ 0.54 Fiscal Year 2019 2018 Net cash flows used in operating activities (GAAP) $ (95.5) $ (93.3) Capital expenditures and Software purchases and capitalized internal use software (15.5) (36.0) Free cash flow (Non-GAAP) $ (111.0) $ (129.3) (a) Calculated using the GAAP effective tax rate, adjusted to exclude $7.0 million of excess tax benefits associated with stock-based compensation for the three months ended September 30, 2018. For purposes of calculating the Adjusted earnings per share, the same adjustments were made on a per share basis. 2018 | 19

Broadridge Investor Relations W. Edings Thibault Investor Relations Tel: 516-472-5129 Email: edings.thibault@broadridge.com 2018 | 20